                                 EXHIBIT N - 9

          Market Shares for Utilities in Illinois and Bordering States
                          Companies sorted by Revenue

                                               Revenue                Share of      Cumulative
         Holding Company                   (millions of $)   Rank      Total          Share
----------------------------------------------------------------------------------------------
Unicom Corp.                                    7,136          1       15.4%           15.4%
American Electric Power Co., Inc.               7,054          2       15.3%           30.7%
Cinergy Corp.                                   5,406          3       11.7%           42.4%
Ameren Corp.                                    3,403          4        7.4%           49.8%
Northern States Power Co.                       3,087          5        6.7%           56.4%
Illinova Corp.                                  2,069          6        4.5%           60.9%
Alliant Energy Corp.                            1,888          7        4.1%           65.0%
NiSource, Inc.                                  1,680          8        3.6%           68.6%
Wisconsin Energy Corp.                          1,679          9        3.6%           72.3%
LG&E Energy Corp.                               1,660         10        3.6%           75.9%
MidAmerican Energy Holdings Co.                 1,600         11        3.5%           79.3%
Nicor, Inc.                                     1,229         12        2.7%           82.0%
Peoples Energy Corp.                              967         13        2.1%           84.1%
Kansas City Power & Light Co.                     939         14        2.0%           86.1%
IPALCO Enterprises, Inc.                          786         15        1.7%           87.8%
WPS Resources Corp.                               713         16        1.5%           89.3%
UtiliCorp United, Inc.                            650         17        1.4%           90.8%
Columbia Energy Group, Inc.                       613         18        1.3%           92.1%
Cilcorp, Inc.                                     541         19        1.2%           93.2%
Minnesota Power, Inc.                             524         20        1.1%           94.4%
Ohio Valley Electric Corp.                        460         21        1.0%           95.4%
Wicor, Inc.                                       429         22        0.9%           96.3%
Indiana Energy, Inc.                              420         23        0.9%           97.2%
SIGCORP, Inc.                                     365         24        0.8%           98.0%
Madison Gas & Electric Co.                        256         25        0.6%           98.6%
Empire District Electric Co.                      239         26        0.5%           99.1%
Southern Union Co.                                196         27        0.4%           99.5%
St. Joseph Light & Power Co.                       94         28        0.2%           99.7%
Wisconsin Fuel & Light Co.                         41         29        0.1%           99.8%
Consolidated Water Power Co.                       37         30        0.1%           99.9%
Mount Carmel Public Utility Co.                    12         31        0.0%           99.9%
Northwestern Wisconsin Electric Co.                11         32        0.0%           99.9%
Illinois Gas Co.                                    7         33        0.0%           99.9%
Midwest Bottle Gas Co.                              7         34        0.0%           99.9%
Wisconsin River Power Co.                           5         35        0.0%          100.0%
Consumers Gas Co.                                   4         36        0.0%          100.0%
St. Croix Valley Natural Gas Co., Inc.              4         37        0.0%          100.0%
Master Gas Service Co.                              3         38        0.0%          100.0%
Indiana Utilities Corp.                             3         39        0.0%          100.0%
North Central Power Co., Inc.                       2         40        0.0%          100.0%
Pioneer Power & Light Co.                           2         41        0.0%          100.0%
Fidelity Natural Gas, Inc.                          1         42        0.0%          100.0%

Total                                          46,220

                                 EXHIBIT N - 9

          Market Shares for Utilities in Illinois and Bordering States
                          Companies sorted by Assets

                                               Assets                 Share of      Cumulative
         Holding Company                   (millions of $)   Rank      Total          Share
----------------------------------------------------------------------------------------------
Unicom Corp.                                    26,223         1       20.6%           20.6%
American Electric Power Co., Inc.               16,847         2       13.2%           33.8%
Cinergy Corp.                                   10,650         3        8.4%           42.2%
Ameren Corp.                                     9,225         4        7.2%           49.4%
Northern States Power Co.                        8,110         5        6.4%           55.8%
Illinova Corp.                                   7,803         6        6.1%           61.9%
NiSource, Inc.                                   5,050         7        4.0%           65.9%
Wisconsin Energy Corp.                           4,839         8        3.8%           69.7%
Alliant Energy Corp.                             4,756         9        3.7%           73.5%
MidAmerican Energy Holdings Co.                  4,371        10        3.4%           76.9%
LG&E Energy Corp.                                4,056        11        3.2%           80.1%
UtiliCorp United, Inc.                           3,374        12        2.7%           82.7%
Nicor, Inc.                                      3,040        13        2.4%           85.1%
Kansas City Power & Light Co.                    2,845        14        2.2%           87.3%
Peoples Energy Corp.                             2,160        15        1.7%           89.0%
IPALCO Enterprises, Inc.                         2,123        16        1.7%           90.7%
Minnesota Power, Inc.                            2,089        17        1.6%           92.3%
WPS Resources Corp.                              1,751        18        1.4%           93.7%
Cilcorp, Inc.                                    1,452        19        1.1%           94.9%
SIGCORP, Inc.                                    1,092        20        0.9%           95.7%
Columbia Energy Group, Inc.                      1,009        21        0.8%           96.5%
Indiana Energy, Inc.                               862        22        0.7%           97.2%
Wicor, Inc.                                        812        23        0.6%           97.8%
Empire District Electric Co.                       674        24        0.5%           98.4%
Madison Gas & Electric Co.                         657        25        0.5%           98.9%
Southern Union Co.                                 489        26        0.4%           99.3%
Ohio Valley Electric Corp.                         357        27        0.3%           99.5%
St. Joseph Light & Power Co.                       250        28        0.2%           99.7%
Delta Natural Gas Co., Inc.                        120        29        0.1%           99.8%
Wisconsin Fuel & Light Co.                          60        30        0.0%           99.9%
Consolidated Water Power Co.                        37        31        0.0%           99.9%
Northwestern Wisconsin Electric Co.                 22        32        0.0%           99.9%
Wisconsin River Power Co.                           18        33        0.0%           99.9%
Mount Carmel Public Utility Co.                     17        34        0.0%          100.0%
Midwest Bottle Gas Co.                              16        35        0.0%          100.0%
Illinois Gas Co.                                    13        36        0.0%          100.0%
North Central Power Co., Inc.                        7        37        0.0%          100.0%
Consumers Gas Co.                                    6        38        0.0%          100.0%
Master Gas Service Co.                               5        39        0.0%          100.0%
Fidelity Natural Gas, Inc.                           5        40        0.0%          100.0%
Indiana Utilities Corp.                              5        41        0.0%          100.0%
St. Croix Valley Natural Gas Co., Inc.               4        42        0.0%          100.0%
Pioneer Power & Light Co.                            2        43        0.0%          100.0%

Total                                          127,301

                                 EXHIBIT N - 9

          Market Shares for Utilities in Illinois and Bordering States
                    Companies sorted by Number of Customers

                                             Customers                Share of      Cumulative
         Holding Company                    (thousands)     Rank       Total          Share
----------------------------------------------------------------------------------------------
Unicom Corp.                                    3,445         1        11.5%          11.5%
American Electric Power Co., Inc.               2,955         2         9.9%          21.4%
Northern States Power Co.                       2,006         3         6.7%          28.1%
Cinergy Corp.                                   1,871         4         6.2%          34.3%
Nicor, Inc.                                     1,865         5         6.2%          40.5%
Ameren Corp.                                    1,803         6         6.0%          46.5%
Columbia Energy Group, Inc.                     1,763         7         5.9%          52.4%
Alliant Energy Corp.                            1,287         8         4.3%          56.7%
MidAmerican Energy Holdings Co.                 1,270         9         4.2%          60.9%
UtiliCorp United, Inc.                          1,199        10         4.0%          64.9%
LG&E Energy Corp.                               1,119        11         3.7%          68.7%
NiSource, Inc.                                  1,112        12         3.7%          72.4%
Southern Union Co.                              1,006        13         3.4%          75.7%
Wisconsin Energy Corp.                          1,005        14         3.4%          79.1%
Illinova Corp.                                    968        15         3.2%          82.3%
Peoples Energy Corp.                              955        16         3.2%          85.5%
WPS Resources Corp.                               664        17         2.2%          87.7%
Wicor, Inc.                                       518        18         1.7%          89.5%
Indiana Energy, Inc.                              489        19         1.6%          91.1%
Kansas City Power & Light Co.                     448        20         1.5%          92.6%
Atmos Energy Corp.                                425        21         1.4%          94.0%
IPALCO Enterprises, Inc.                          423        22         1.4%          95.4%
Cilcorp, Inc.                                     396        23         1.3%          96.7%
Madison Gas & Electric Co.                        232        24         0.8%          97.5%
SIGCORP, Inc.                                     230        25         0.8%          98.3%
Minnesota Power, Inc.                             150        26         0.5%          98.8%
Empire District Electric Co.                      143        27         0.5%          99.3%
St. Joseph Light & Power Co.                       68        28         0.2%          99.5%
Wisconsin Fuel & Light Co.                         49        29         0.2%          99.7%
Delta Natural Gas Co., Inc.                        37        30         0.1%          99.8%
Northwestern Wisconsin Electric Co.                11        31         0.0%          99.8%
Midwest Bottle Gas Co.                             11        32         0.0%          99.9%
Illinois Gas Co.                                   10        33         0.0%          99.9%
Mount Carmel Public Utility Co.                     9        34         0.0%          99.9%
Consumers Gas Co.                                   6        35         0.0%          99.9%
St. Croix Valley Natural Gas Co., Inc.              5        36         0.0%         100.0%
Master Gas Service Co.                              4        37         0.0%         100.0%
North Central Power Co., Inc.                       4        38         0.0%         100.0%
Indiana Utilities Corp.                             3        39         0.0%         100.0%
Pioneer Power & Light Co.                           2        40         0.0%         100.0%
Consolidated Water Power Co.                        1        41         0.0%         100.0%
Ohio Valley Electric Corp.                          0        42         0.0%         100.0%
Wisconsin River Power Co.                           0        43         0.0%         100.0%

Total                                          29,964